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                                                           EXHIBIT 10.22



                              SECURITY AGREEMENT
                                  (EQUIPMENT)

     This Agreement is made as of January 30, 1997, by VeriSign, Inc., a Delaware corporation ("Debtor") in favor of VENTURE LENDING & LEASING, INC., a Maryland corporation ("Secured Party").

                            ARTICLE 1 - DEFINITIONS

     The following definitions shall be applicable to both the singular and plural forms of the defined terms:

     "AGREEMENT" means this Security Agreement, as it may be amended from time to time.

     "COLLATERAL" means all Debtor's Equipment and Fixtures now owned or hereafter acquired, wherever located, and whether held by Debtor or any third party, and all proceeds and products thereof, including all insurance and condemnation proceeds ("Proceeds"), and all Records relating or useful to, or used in connection with any of the foregoing.

     "EQUIPMENT" means all of Debtor's specific equipment identified and described on Schedule 1 attached to this Agreement and incorporated herein by
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reference (as such Schedule may be amended or supplemented from time to time), all replacements, parts, accessions and additions thereto, and all proceeds thereof arising from the sale, lease, rental or other use or disposition thereof, including all rights to payment with respect to insurance or condemnation, returned premiums, or any cause of action relating to any of the foregoing.

     "EVENT OF DEFAULT" means an event described in Article 6.

     "FIXTURES" means all items of Equipment that are so related to the real property upon which they are located that an interest in them arises under real property law, and all proceeds thereof arising from the sale, lease, rental or other use or disposition thereof.

     "INDEBTEDNESS" means all debts, obligations and liabilities of Debtor to Secured Party currently existing or now or hereafter made, incurred or created, whether pursuant to the Loan Documents, whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by Secured Party by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly, or whether recovery upon such debt may be or become barred by any statute of limitations or otherwise unenforceable and all renewals, extensions and modifications thereof, and all attorneys' fees and costs incurred by Secured Party in connection with the collection and enforcement thereof.
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     "LIEN" means any voluntary or involuntary security interest, mortgage, pledge, claim, charge, encumbrance, title retention agreement, or third party interest covering all or any part of the property of Debtor or any other Person.

     "LOAN AGREEMENT" means that certain Loan Agreement between Debtor and Secured Party of even date herewith, as amended from time to time.

     "PERSON" means any individual or entity, including without limitation Secured Party where the context so permits and in Secured Party's sole discretion.

     "RECORDS" means all Debtor's computer programs, software, hardware, source codes and data processing information, all written documents, books, invoices, ledger sheets, financial information and statements, and all other writings concerning collateral.

     "UNIFORM COMMERCIAL CODE" means the California Uniform Commercial Code, as amended from time to time.

     Terms not specifically defined in this Agreement have the meanings prescribed in the Loan Agreement, and if not defined therein then the meanings prescribed in the Uniform Commercial Code.

                    ARTICLE 2 - GRANT OF SECURITY INTEREST

     To secure the timely payment of the Indebtedness and performance of all obligations of Debtor to Secured Party, Debtor grants to Secured Party a security interest in the Collateral.

                  ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

     Debtor represents and warrants that, at all times during the term of this
Agreement:

     3.1 GOVERNMENTAL ACTIONS. Debtor has obtained all consents and actions of, and has performed all filings with, any governmental or regulatory authority required to authorize the execution, delivery or performance of this Agreement. Debtor has, at the time Lender makes a Loan with respect to an item of equipment in accordance with Section 2.2 of the Loan Agreement, and at all times thereafter while such Loan is outstanding, obtained all consents and actions of, and has performed all filings with, any governmental or regulatory authority required to grant and perfect Secured Party's security interest in such item of equipment which is part of the Collateral.

     3.2 TITLE. Except for the security interests created by this Agreement, Debtor is and will be the unconditional legal and beneficial owner of the Collateral. The Collateral is subject to no Liens, rights or defenses of others, except Liens permitted under the Loan Agreement.

     3.3 NO MISREPRESENTATION. No representation, warranty or statement by Debtor contained in this Agreement, in any Loan Document or certificate or other writing furnished by Debtor to Secured Party in connection with any Loan Document contains any untrue statement of

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material fact, or omits to state a material fact necessary to make the statements made therein not misleading in any material respect.

     3.4 COLLATERAL NOT INVENTORY. Debtor is not in the business of selling goods of the kind included within the Collateral subject to this Agreement.

     3.5 CHIEF EXECUTIVE OFFICE. Debtor's chief executive office is located at:
           2593 Coast Avenue
           Mountain View, CA 94043

     3.6 RECORDS LOCATION. Other than as set forth in Section 3.5, Records are maintained at:

           2593 Coast Avenue
           Mountain View, CA 94043

     3.7 EQUIPMENT OR FIXTURES LOCATION. Other than as set forth in Section 3.5, Equipment or Fixtures are located at:

           Same as below.

     3.8 OTHER PLACES OF BUSINESS. In addition to the locations set forth in Sections 3.5 through 3.7, Debtor maintains the following place(s) of business:

           East Coast Office
           -----------------
           One Alewife Center
           Cambridge, MA 02140
           617-492-2816

     3.9 BUSINESS NAMES. Debtor has conducted business in the following names other than as stated in the preamble to this Agreement:

           Digital Certificates, Inc. or DCI

     3.10 FINANCING STATEMENTS. Copies of all financing statements and all other documents publicly recorded or filed naming Debtor as debtor or obligor have been delivered to Secured Party, prior to the date of this Agreement.

                       ARTICLE 4 - AFFIRMATIVE COVENANTS

     During the term of this Agreement and until payment of all the Indebtedness and performance of all obligations to Secured Party, Debtor will, unless Secured Party otherwise consents in writing:

     4.1 USE OF PROCEEDS. Use the proceeds of any credit extended by Secured Party to Debtor only in accordance with the terms of the Loan Documents.

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     4.2   DELIVERY OF CERTAIN ITEMS.  Deliver to Secured Party promptly (a)
after an Event of Default, all Proceeds; (b) such specific acknowledgments, assignments or other agreements as Secured Party may reasonably request relating to the Collateral; and (c) copies of such Records and other reports in such form and detail and at such times as Secured Party may reasonably require relating to the Collateral.

     4.3 MAINTENANCE OF COLLATERAL; INSPECTION. Do all things necessary to maintain, preserve, protect and keep all Collateral in good working order and saleable condition, dealing with the Collateral in all ways as are considered good practice by owners of like property, and use the Collateral lawfully and only as permitted by Debtor's insurance policies. Debtor hereby authorizes Secured Party's officers, employees, representatives and agents, upon reasonable notice, at reasonable times and with reasonable frequency, to inspect the Collateral and to discuss the Collateral and the Records relating thereto with Debtor's officers.

     4.4 MAINTENANCE OF RECORDS; INSPECTION. Maintain, or cause to be maintained, complete and accurate Records relating to the Collateral. Secured Party, its officers, employees, agents and representatives, upon reasonable notice, shall have the right, from time to time, to examine the Records relating to the Collateral and to make copies or extracts therefrom.

     4.5 DEBTORES DUTY TO GIVE NOTICE. Give prompt notice to Secured Party of: (a) any decrease in the value of any Collateral and the amount of such decrease (other than depreciation calculated in the ordinary course of business under applicable tax laws and regulations and in accordance with generally accepted accounting principles); (b) any threatened or asserted dispute or claim with respect to the Collateral; (c) any litigation or administrative or regulatory proceeding which is reasonably likely to have a material adverse effect on Debtor or its business; (d) any change in ownership of any property on which any Collateral is located; and (e) the occurrence of any Event of Default or of any other development, financial or otherwise, which is reasonably likely to materially adversely affect the Collateral or Debtor's ability to pay the indebtedness or perform its obligations to Secured Party.

     4.6 FINANCING STATEMENTS AND OTHER ACTIONS. Execute and deliver to Secured Party, and file or record at Debtor's expense all financing statements, notices and other documents from time to time requested by Secured Party to maintain a first perfected security interest in the Collateral in favor of Secured Party, all in form and substance satisfactory to Secured Party, perform such other acts and execute and deliver to Secured Party such additional conveyances, assignments, agreements and instruments, as Secured Party may at any time reasonably request in connection with the administration and enforcement of this Agreement or Secured Party's rights, powers and remedies hereunder.

     4.7 DECALS, MARKINGS. At the request of Secured Party, firmly affix a decal, stencil or other marking to designated items of Collateral, indicating thereon the security interest of Secured Party.

     4.8 AGREEMENT WITH REAL PROPERTY OWNER/LANDLORD. Obtain and maintain such acknowledgments, consents, waivers and agreements from the owner, lienholder, mortgagee and

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landlord with respect to any real property on which Collateral is located as
Secured Party may require, all in form and substance satisfactory to Secured Party.

                        ARTICLE 5 - NEGATIVE COVENANTS

     During the term of this Agreement and until payment of all the Indebtedness and performance of all obligations to Secured Party, Debtor will not, without Secured Party's prior written consent:

     5.1 LIENS. Create, incur, assume or permit to exist any Lien on any Collateral, except Liens permitted under the Loan Agreement.

     5.2 DOCUMENTS OF TITLE. Sign or authorize the signing of any financing statement or other document naming Debtor as debtor or obligor, except those which do not relate to the Collateral or which, with respect to the Collateral are permitted under the Loan Agreement, or acquiesce or cooperate in the issuance of any warehouse receipt or other document of title with respect to any Collateral, except those negotiated to Secured Party or those naming Secured Party as secured party.

     5.3 DISPOSITION OF COLLATERAL. Sell, transfer, lease or otherwise dispose of any Collateral.

     5.4 CHANGE IN LOCATION, NAME, LEGAL STRUCTURE. If and to the extent the same would in any manner impair the creation, perfection or priority of Secured Party's security interest in the Collateral, (a) maintain Records, its chief executive office or residence, or a place of business at a location other than as specified in Article 3; or (b) change its name, mailing address, the nature of its business, or its legal structure.

                         ARTICLE 6 - EVENTS OF DEFAULT

     6.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an Event of Default:

           (A)  Any "Event of Defaults' as defined in the Loan Agreement.

           (B) Secured Party shall not have a first perfected security interest in any Collateral for ten (10) or more days after notice to Debtor;

           (C) Secured Party reasonably determines, in good faith, that its security interest in the Collateral is materially impaired for ten (10) or more days after notice to Debtor;

           (D) Secured Party reasonably determines, in good faith, that any or all of the Collateral, including any proceeds, is in danger of dissipation, loss, theft, damage or destruction, or otherwise in jeopardy such as would materially impair the value of the Collateral (with due consideration to applicable insurance coverage);

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           (E)  Debtor shall fail to perform any of its duties or obligations under this Agreement not specifically referenced in this Article 6 and such failure remains uncured for ten (10) or more days after notice to Debtor;

     6.2 ACCELERATION AND REMEDIES. Upon the occurrence of any Event of Default Secured Party shall be entitled to, at Secured Party's option, without notice or demand of any kind, (a) declare all or any part of the Indebtedness immediately due and payable; (b) exercise any or all of the rights and remedies available to a secured party under the Uniform Commercial Code or any other applicable law; and (c) exercise any or all of Secured Party's rights and remedies provided for in this Agreement and in any other Loan Document. The obligations of Debtor under this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Indebtedness is rescinded or must otherwise be returned by Secured Party upon, on account of, or in connection with, the insolvency, bankruptcy or reorganization of Debtor, or otherwise, all as though such payment had not been made.

     6.3 SALE OF COLLATERAL. After the occurrence of an Event of Default Secured Party may sell all or any part of the Collateral, at public or private sales, to itself, a wholesaler, retailer or investor, for cash, upon credit or for future delivery, and at such price or prices as Secured Party may deem commercially reasonable. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption and any rights of stay or appraisal which it has or may have under any applicable law in effect from time to time. Any such public or private sales shall be held at such times and at such place(s) as Secured Party may determine. In case of the sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser, but Secured Party shall not incur any liability in case of the failure of such purchaser to pay for the Collateral and, in case of any such failure, such Collateral may be resold. Secured Party may, instead of exercising its power of sale, proceed to enforce its security interest in the Collateral by seeking a judgment or decree of a court of competent jurisdiction.

     6.4 DEBTOR'S OBLIGATION UPON DEFAULT. Upon the request of Secured Party after the occurrence of an Event of Default Debtor will:

           (A) Assemble and make available to Secured Party the Collateral at such place(s) as Secured Party shall designate, segregating all Collateral so that each item is capable of identification; and

           (B) Permit Secured Party, by Secured Party's officers, employees, agents and representatives, to enter any premises where any Collateral is located, to take possession of the Collateral and to remove the Collateral or to conduct any public or private sale of the Collateral, all without any liability of Secured Party for rent or other compensation for the use of Debtor's premises.

                   ARTICLE 7 - SPECIAL COLLATERAL PROVISIONS

     7.1 PERFORMANCE OF DEBTOR'S OBLIGATIONS. Without having any obligation to do so, Secured Party may perform or pay any obligation which Debtor has agreed to perform or pay

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under this Agreement, including, without limitation, the payment or discharge of taxes or Liens levied or placed on or threatened against the Collateral. In so performing or paying, Secured Party shall determine the action to be taken and the amount necessary to discharge such obligations. Debtor shall reimburse Secured Party on demand for any amounts paid by Secured Party pursuant to this Section, which amounts shall constitute Indebtedness secured by the Collateral and shall bear interest from the date of demand at the rate applicable to overdue payments under the Loan Agreement.

     7.2 POWER OF ATTORNEY. For the purpose of protecting, preserving and enforcing the Collateral and Secured Party's rights under this Agreement, Debtor hereby irrevocably appoints Secured Party, with full power of substitution, as its attorney-in-fact with full power and authority to do any act which Debtor is obligated to do, or Secured Party has the right to do, hereunder; to exercise such rights with respect to the Collateral as Debtor might exercise; to use such Equipment, Fixtures or other property as Debtor might use; to enter Debtor's premises; to give notice of Secured Party's security interest in and to collect the Collateral and the Proceeds; and to execute and file in Debtor's name any financing statements, amendments and continuation statements necessary or desirable to perfect or continue the perfection of Secured Party's security interests in the Collateral. Debtor hereby ratifies all that Secured Party shall lawfully do or cause to be done by virtue of this appointment.

     7.3 AUTHORIZATION FOR SECURED PARTY TO TAKE CERTAIN ACTION. The power of attorney created in Section 7.3 is a power coupled with an interest and shall be irrevocable. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Secured Party to exercise such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall Secured Party or any of its directors, officers, employees, agents or representatives be responsible to Debtor for any act or failure to act, except for gross negligence or willful misconduct. Secured Party may exercise this power of attorney without notice to or assent of Debtor, in the name of Debtor, or in Secured Party's own name, from time to time in Secured Party's sole discretion and at Debtor's expense. To further carry out the terms of this Agreement, Secured Party may upon the occurrence of an Event of Default:

           (A) Execute any statements or documents to take possession of, and endorse and collect and receive delivery or payment of, any checks, drafts, notes, acceptances or other instruments and documents constituting the payment of amounts due and to become due or any performance to be rendered with respect to the Collateral;

           (B) Sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts; drafts, certificates and statements under any commercial or standby letter of credit, assignments, leases, bills of sale, or any other documents relating to the Collateral, including without limitation the Records;

           (C) Use or operate Collateral or any other property of Debtor for the purpose of preserving or liquidating Collateral;

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           (D)  File any claim or take any other action or proceeding in any court of law or equity or as otherwise deemed appropriate by Secured Party for the purpose of collecting any and all monies due or securing any performance to be rendered with respect to the Collateral;

           (E) Commence, prosecute or defend any suits, actions or proceedings or as otherwise deemed appropriate by Secured Party for the purpose of protecting or collecting the Collateral. In furtherance of this right, upon the occurrence of an Event of Default Secured Party may apply for the appointment of a receiver or similar official to operate Debtor's business, and, to the fullest extent permitted by law, Debtor hereby waives any right to oppose such appointment;

           (F) Prepare, adjust, execute, deliver and receive payment under insurance claims, and collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and apply such amounts, at Secured Party's sole discretion, toward repayment of the Indebtedness or replacement of the Collateral.

     7.4 APPLICATION OF PROCEEDS. Any Proceeds and other monies or property received by Secured Party pursuant to the terms of this Agreement or any Loan Document may be applied by Secured Party first to the payment of expenses of collection, including without limitation to reasonable attorneys' fees, and then to the payment of the Indebtedness in such order of application as Secured Party may elect. Notwithstanding the rights given to Debtor pursuant to California Civil Code sections 1479 and 2822 or equivalent provisions in the laws of the state specified in the governing law clause of this document (and any amendments or successors thereto), to designate how payments will be applied, Debtor hereby waives such rights and Secured Party shall have the right in its sole discretion to determine the order and method of the application of payments received from Debtor or from the sale or disposition of the Collateral and to revise such application prospectively or retroactively at its discretion.

     7.5 DEFICIENCY. If the proceeds of any sale of the Collateral are insufficient to cover all costs and expenses of such sale and the payment in full of all Indebtedness, plus all other sums required to be expended or distributed by Secured Party, then Debtor shall be liable for any such deficiency.

     7.6 SECURED PARTY TRANSFER. Upon the transfer of all or any part of the Indebtedness, Secured Party may transfer all or any part of its interest in the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such interest in the Collateral so transferred, and the transferee shall be vested with all the rights and powers of Secured Party hereunder with respect to such interest in the Collateral so transferred.

                        ARTICLE 8 - GENERAL PROVISIONS

     8.1 NOTICES. Any notice given by any party under this Agreement shall be given in the manner prescribed in the Loan Agreement.

     8.2 BINDING EFFECT. This Agreement shall be binding upon Debtor, its permitted successors, representatives and assigns, and shall inure to the benefit of Secured Party and its

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successors, representatives and assigns; provided however that Debtor may not assign or transfer Debtor's obligations under this Agreement without Secured Party's prior written consent. Secured Party reserves the right to sell, assign, or transfer its rights and powers under this Agreement in whole or in part without notice to Debtor. In that connection, Secured Party may disclose all documents and information which Secured Party now or hereafter may have relating to this Agreement, Debtor or Debtor's business.

     8.3 NO WAIVER. Any waiver, consent or approval by Secured Party of any Event of Default or breach of any provision, condition or covenant of this Agreement or any Loan Document must be in writing and shall be effective only to the extent set forth in writing. No waiver or any breach of default shall be deemed a waiver of any later breach or default of the same or any other provision of this Agreement or any of the Loan Documents. No failure or delay on the part of Secured Party in exercising any power, right or privilege under this Agreement or any Loan Document shall operate as a waiver thereof, and no single or partial exercise of any such power, right or privilege shall preclude any further exercise thereof, or the exercise of any further power, right or privilege.

     8.4 RIGHTS CUMULATIVE. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.

     8.5 UNENFORCEABLE PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of this Agreement shall remain valid and enforceable.

     8.6 GOVERNING LAW, WAIVER OF NOTICE. Except as may be otherwise provided by the Uniform Commercial Code or in any addendum hereto, this Agreement shall be governed by and construed in accordance with the laws of the State of California. To the fullest extent permitted by law, Debtor hereby waives presentment, demand, protest, notice of dishonor and all other notices and demands as well as any applicable statute of limitations.

     8.7 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, is intended by Debtor and Secured Party as the final expression of Debtor's obligations to Secured Party in connection with the Collateral and supersedes all prior understandings or agreements concerning the subject matter hereof. This Agreement may be amended only by a writing signed by Debtor and accepted by Secured Party in writing.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth in the preamble.

VeriSign, Inc.                   VENTURE LENDING & LEASING, INC.
By: /s/ Dana Evan                By: /s/ Salvador O. Gutierrez
    ------------------------        ---------------------------
    DANA EVAN                       SALVADOR O. GUTIERREZ
    Chief Financial Officer         President



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